Exhibit 99.1

AMNEAL REPORTS SECOND QUARTER 2021 FINANCIAL RESULTS
‒ Q2 2021 Net Revenue of $535 million; GAAP Net Income of $15 million; Diluted Income per Share of $0.10 ‒
‒ Adjusted EBITDA (1) of $151 million; Adjusted Diluted EPS (1) of $0.25 ‒
‒ Maintaining 2021 Full Year Financial Outlook ‒
BRIDGEWATER, NJ, August 9, 2021 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (the “Company”) announced its results today for the second quarter ended June 30, 2021.

“Our strong second quarter results reflect the durability and diversity of our business. At a time when drug prices are rising and more people are seeking affordable health care solutions, we are proud to consistently be first or second to market with new and complex generic drugs. Together with our robust pipeline of specialty products, this quarter we achieved Amneal’s highest level of net revenues with adjusted EBITDA reaching its highest level since 2018. Our talented teams are innovating and executing well and we are excited about the opportunities to come,” said Chirag and Chintu Patel, Co-Chief Executive Officers.

Net revenue in the second quarter of 2021 was $535 million, an increase of 15% compared to $465 million in the second quarter of 2020. The increase was driven by Generic product launches, growth in our promoted Specialty products Rytary® and Unithroid®, and overall volume growth within our Generics and AvKARE segments.

Net income attributable to Amneal Pharmaceuticals, Inc. was $15 million in the second quarter of 2021 compared to a net loss of $12 million in the second quarter of 2020. The increase in net income was primarily attributable to growth in net revenue and gross profit, which was driven by strong gross margin improvement in our Generics segment.

Adjusted EBITDA(1) in the second quarter of 2021 was $151 million, an increase of 50% compared to the second quarter of 2020, reflective of net income growth. Adjusted diluted EPS(1) in the second quarter of 2021 was $0.25, an increase of 92% from $0.13 in the second quarter of 2020, reflective mostly of growth in adjusted EBITDA(1).
(1)    See “Non-GAAP Financial Measures” below.
Maintaining Full Year 2021 Financial Outlook
Amneal is maintaining its previously provided guidance.

Full Year 2021 Financial Guidance
Net revenue	$2.1 billion - $2.2 billion
Adjusted EBITDA (1)	$500 million - $540 million
Adjusted diluted EPS (2)	$0.70 - $0.85
Operating cash flow	$220 million - $250 million
Capital expenditures	$60 million - $70 million
Weighted average diluted shares outstanding (3)	Approximately 303 million
(1) Includes 100% of EBITDA from the AvKARE acquisition.
(2) Accounts for 35% non-controlling interest in AvKARE and reflects the current federal tax rate of 21%.
(3) Assumes the weighted average diluted shares outstanding of class A and class B common stock under the if-converted method.

Conference Call Information
Amneal will host a conference call and live webcast at 8:00 am Eastern Time on August 9, 2021 to discuss its results. The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at https://investors.amneal.com. To access the call through a conference line, dial (844) 746-0741 (in the U.S.) or (412) 317-5273 (international callers). A replay of the conference call will be posted shortly after the call and will be available for seven days. To access the replay, dial (877) 344-7529 (in the U.S.) or (412) 317-0088 (international callers). The access code for the replay is 10158095.
About Amneal
Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is a fully-integrated pharmaceutical company focused on the development, manufacturing and distribution of generic and specialty drug products. The Company has operations in North America, Asia, and Europe, working together to bring high-quality medicines to patients primarily within the United States.
Amneal has an extensive portfolio of approximately 250 product families and is expanding its portfolio to include complex dosage forms, including biosimilars, in a broad range of therapeutic areas. The Company also markets a portfolio of branded pharmaceutical products through its Specialty segment focused principally on central nervous system and endocrine disorders.
The Company also owns 65% of AvKARE. AvKARE provides pharmaceuticals, medical and surgical products, and services, primarily to governmental agencies. AvKARE is a re-packager of bottle and unit dose pharmaceuticals, which services the Department of Defense and the Department of Veterans Affairs as well as institutional customers. AvKARE is also a wholesale distributor of pharmaceuticals, over the counter products and medical supplies to institutional customers which are located throughout the United States focused primarily on offering 340b-qualified entities products to provide consistency in care and pricing.
For more information, visit www.amneal.com.
Cautionary Statement on Forward-Looking Statements
Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including among other things: discussions of future operations; expected operating results and financial performance; impact of planned acquisitions and dispositions; the Company’s strategy for growth; product development; regulatory approvals; market position and expenditures. Words such as “plans,” “expects,” “will,” “anticipates,” “estimates” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company.

Such risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic; the impact of global economic conditions; our ability to successfully develop, license, acquire and commercialize new products on a timely basis; our ability to obtain exclusive marketing rights for our products; the competition we face in the pharmaceutical industry from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to manage our growth through acquisitions and otherwise; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including U.S. federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to FDA product approval requirements; risks related to federal regulation of arrangements between manufacturers of branded and generic products; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; the continuing trend of consolidation of certain customer groups; our reliance on certain licenses to proprietary technologies from time to time; our dependence on third-party suppliers and distributors for raw materials for our products and certain finished goods; our dependence on third-party agreements for a portion of our product offerings; our ability to identify and make acquisitions of or investments in complementary businesses and products on advantageous terms; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the significant amount of resources we expend on research and development; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; and the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by the Amneal Group. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.
Non-GAAP Financial Measures
This release includes certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted net income, adjusted net income per diluted share, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted cost of goods sold, adjusted selling general and administrative expense, and adjusted research and development expense, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”). The calculation of non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of class B Common Stock to shares of class A Common Stock.
Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, diluted earnings per share, gross profit, gross margin, operating income, cost of goods sold, selling general and administrative expense, and research and development expense or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each historical non-GAAP measure to the most directly comparable GAAP measure is set forth below.

Amneal’s full year 2021 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, the costs incurred and benefits realized of restructuring activities and the anticipated timing of future product launches and events. The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for 2021.
Contact
Anthony DiMeo
Senior Director, Investor Relations
anthony.dimeo@amneal.com

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Operations
(Unaudited; In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net revenue	$535,075	$464,662	$1,028,180	$963,195
Cost of goods sold	322,577	319,666	624,120	633,244
Cost of goods sold impairment charges	—	759	—	2,215
Gross profit	212,498	144,237	404,060	327,736
Selling, general and administrative	86,157	80,944	176,883	158,920
Research and development	52,864	45,572	101,046	81,951
In-process research and development impairment charges	710	—	710	960
Intellectual property legal development expenses	1,365	3,550	4,947	4,820
Acquisition, transaction-related and integration expenses	4,283	1,787	7,085	4,362
Charges related to legal matters, net	—	1,300	—	5,800
Restructuring and other charges	—	333	363	2,381
Operating income	67,119	10,751	113,026	68,542
Other (expense) income:
Interest expense, net	(34,083)	(36,669)	(67,968)	(76,568)
Foreign exchange (loss) gain, net	(2,244)	3,466	(156)	(1,715)
Gain on sale of international businesses, net	—	123	—	123
Other income, net	4,032	571	4,826	1,204
Total other expense, net	(32,295)	(32,509)	(63,298)	(76,956)
Income (loss) before income taxes	34,824	(21,758)	49,728	(8,414)
Provision for (benefit from) income taxes	2,648	2,186	3,007	(105,987)
Net income (loss)	32,176	(23,944)	46,721	97,573
Less: Net (income) loss attributable to non-controlling interests	(17,644)	11,948	(25,483)	5,498
Net income (loss) attributable to Amneal Pharmaceuticals, Inc.	$14,532	$(11,996)	$21,238	$103,071
Net income (loss) per share attributable to Amneal Pharmaceuticals, Inc.'s class A common stockholders:
Basic	$0.10	$(0.08)	$0.14	$0.70
Diluted	$0.10	$(0.08)	$0.14	$0.69
Weighted-average common shares outstanding:
Basic	148,996	147,392	148,507	147,286
Diluted	151,986	147,392	151,606	148,309

Amneal Pharmaceuticals, Inc.
Condensed Consolidated Balance Sheets
(Unaudited; In thousands)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$278,306	$341,378
Restricted cash	4,847	5,743
Trade accounts receivable, net	652,015	638,895
Inventories	523,385	490,649
Prepaid expenses and other current assets	103,798	73,467
Related party receivables	1,124	1,407
Total current assets	1,563,475	1,551,539
Property, plant and equipment, net	468,415	477,754
Goodwill	549,091	522,814
Intangible assets, net	1,293,325	1,304,626
Operating lease right-of-use assets	41,065	33,947
Operating lease right-of-use assets - related party	21,689	24,792
Financing lease right-of-use assets	66,777	9,541
Financing lease right-of-use assets - related party	—	58,676
Other assets	19,216	22,344
Total assets	$4,023,053	$4,006,033
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$596,227	$611,867
Current portion of long-term debt, net	30,461	44,228
Current portion of operating lease liabilities	8,237	6,474
Current portion of operating and financing lease liabilities - related party	2,201	3,978
Current portion of financing lease liabilities	2,806	1,794
Current portion of note payable - related party	—	1,000
Related party payable - short term	32,930	7,561
Total current liabilities	672,862	676,902
Long-term debt, net	2,720,117	2,735,264
Note payable - related party	37,224	36,440
Operating lease liabilities	34,723	30,182
Operating lease liabilities - related party	20,131	23,049
Financing lease liabilities	61,643	2,318
Financing lease liabilities - related party	—	60,193
Related party payable - long term	8,714	1,584
Other long-term liabilities	63,255	83,365
Total long-term liabilities	2,945,807	2,972,395
Redeemable non-controlling interests	14,112	11,804
Total stockholders' equity	390,272	344,932
Total liabilities and stockholders' equity	$4,023,053	$4,006,033

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Cash Flows
(Unaudited; In thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net income	$46,721	$97,573
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	112,037	116,155
Unrealized foreign currency loss	124	1,251
Amortization of debt issuance costs and discount	4,473	4,214
Gain on sale of international businesses, net	—	(123)
Intangible asset impairment charges	710	3,175
Stock-based compensation	12,962	10,202
Inventory provision	25,805	34,708
Other operating charges and credits, net	2,764	4,156
Changes in assets and liabilities:
Trade accounts receivable, net	(13,167)	75,769
Inventories	(54,580)	(33,182)
Income taxes receivable associated with the CARES Act	—	(110,069)
Prepaid expenses, other current assets and other assets	(23,988)	8,772
Related party receivables	7,383	633
Accounts payable, accrued expenses and other liabilities	(21,137)	15,172
Related party payables	(3,912)	(139)
Net cash provided by operating activities	96,195	228,267
Cash flows from investing activities:
Purchases of property, plant and equipment	(19,585)	(15,919)
Deposits for future acquisition of property, plant, and equipment	(1,667)	—
Acquisition of intangible assets	(500)	(1,050)
Acquisitions, net of cash acquired	(73,828)	(254,000)
Net cash used in investing activities	(95,580)	(270,969)
Cash flows from financing activities:
Proceeds from issuance of debt	—	180,000
Payments of principal on debt, financing leases and other	(33,876)	(17,072)
Payments of deferred financing costs	—	(4,102)
Proceeds from exercise of stock options	681	158
Employee payroll tax withholding on restricted stock unit vesting	(2,378)	(557)
Tax distributions to non-controlling interests	(27,551)	—
Payments of principal on financing lease - related party	(93)	(530)
Repayment of related party note	(1,000)	—
Net cash (used in) provided by financing activities	(64,217)	157,897
Effect of foreign exchange rate on cash	(366)	255
Net (decrease) increase in cash, cash equivalents, and restricted cash	(63,968)	115,450
Cash, cash equivalents, and restricted cash - beginning of period	347,121	152,822
Cash, cash equivalents, and restricted cash - end of period	$283,153	$268,272
Cash and cash equivalents - end of period	$278,306	$266,143
Restricted cash - end of period	4,847	2,129
Cash, cash equivalents, and restricted cash - end of period	$283,153	$268,272

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited, In thousands)

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (loss)	$32,176	$(23,944)	$46,721	$97,573
Adjusted to add (deduct):
Interest expense, net	34,083	36,669	67,968	76,568
Income tax expense (benefit)	2,648	2,186	3,007	(105,987)
Depreciation and amortization	56,487	58,072	112,037	116,155
EBITDA (Non-GAAP)	$125,394	$72,983	$229,733	$184,309
Adjusted to add (deduct):
Stock-based compensation expense	7,632	5,663	12,962	10,202
Acquisition and site closure expenses (1)	5,964	5,650	11,756	12,628
Restructuring and other charges (2)	—	333	363	2,381
Inventory related charges (3)	87	5,125	201	5,125
Charges related to legal matters (4)	—	3,050	—	5,550
Asset impairment charges (5)	741	2,299	1,064	4,774
Foreign exchange loss (gain)	2,244	(3,466)	156	1,715
Gain on sale of international businesses, net	—	(123)	—	(123)
Research and development milestone payments	7,847	6,841	18,733	8,841
Other	807	2,431	1,806	(238)
Adjusted EBITDA (Non-GAAP)	$150,716	$100,786	$276,774	$235,164

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands, except per share amounts)

Reconciliation of Net Income (Loss) to Adjusted Net Income and Calculation of Adjusted Diluted EPS

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (loss)	$32,176	$(23,944)	$46,721	$97,573
Adjusted to add (deduct):
Non-cash interest	2,077	1,998	4,049	3,864
GAAP Income tax (benefit) expense	2,648	2,186	3,007	(105,987)
Amortization	41,361	41,181	80,875	81,495
Stock-based compensation expense	7,632	5,663	12,962	10,202
Acquisition and site closure expenses (1)	5,964	5,650	11,756	12,628
Restructuring and other charges (2)	—	333	363	2,381
Inventory related charges (3)	87	5,125	201	5,125
Charges related to legal matters (4)	—	3,050	—	5,550
Asset impairment charges (5)	741	2,299	1,064	4,774
Foreign exchange (gain) loss (6)	—	(3,466)	—	1,715
Gain on sale of international businesses, net	—	(123)	—	(123)
Research and development milestone payments	7,847	6,841	18,733	8,841
Other	807	2,431	1,806	(238)
Income tax at 21%	(21,779)	(10,969)	(39,118)	(27,974)
Net income attributable to non-controlling interests not associated with our Class B common stock	(2,054)	(305)	(3,850)	(1,544)
Adjusted net income (Non-GAAP)	$77,507	$37,950	$138,569	$98,282
Adjusted diluted EPS (Non-GAAP) (7)	$0.25	$0.13	$0.46	$0.33

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Explanations for Reconciliations of Net Income (Loss) to EBITDA and Adjusted EBITDA and
Net Income (Loss) to Adjusted Net Income and Calculation of Adjusted Diluted EPS

(1)
Acquisition and site closure expenses for the three and six months ended June 30, 2021 primarily included (i) transaction and integration costs associated with the acquisition of Kashiv Specialty Pharmaceuticals, LLC; (ii) integration costs associated with the acquisition of AvKARE; and (iii) site closure costs associated with the planned closure of our Hauppauge, NY facility. Acquisition and site closure expenses for the three and six months ended June 30, 2020 primarily included (i) system integration costs associated with the combination with Impax Laboratories, LLC, (ii) transaction and integration costs associated with the acquisition of AvKARE, and (iii) site closure expenses associated with the planned closure of our Hauppauge, NY facility.

(2)
For the six months ended June 30, 2021 and the three and six months June 30, 2020, restructuring and other charges primarily consisted of cash severance charges associated with cost of benefits for former senior executives and management employees.

(3)	For the three and six months ended June 30, 2021 and 2020, inventory related charges represented inventory obsolescence and related expenses associated with recalls.

(4)	For the three and six months ended June 30, 2020, charges related to legal matters were $3 million and $6 million, respectively, for commercial legal claims in our Generics segment.

(5)
Asset impairment charges for the three months ended June 30, 2021 were primarily associated with the write-off of an intangible asset. Asset impairment charges for the six months ended June 30, 2021 and the three and six months ended June 30, 2020 were primarily associated with the write-off of intangible assets and equipment.

(6)	Effective January 1, 2021, the Company does not exclude foreign currency gains or losses from the calculations of adjusted net income and adjusted diluted EPS.

(7)
For the three and six months ended June 30, 2021, the calculation of adjusted diluted EPS utilized weighted average diluted shares outstanding of 304,103 and 303,722, respectively, which consisted of Class A common stock and Class B common stock under the if-converted method. For the three and six months ended June 30, 2020, the calculation of adjusted diluted EPS utilized weighted average diluted shares outstanding of 300,779 and 300,426, respectively, which consisted of Class A common stock and Class B common stock under the if-converted method.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$360,437	$—	$360,437	$306,559	$—	$306,559
Cost of goods sold (2)	204,154	(13,637)	190,517	218,909	(20,517)	198,392
Cost of goods sold impairment charges (3)	—	—	—	759	(759)	—
Gross profit	156,283	13,637	169,920	86,891	21,276	108,167
Gross margin %	43.4%		47.1%	28.3%		35.3%

Selling, general and administrative (4)	11,797	9	11,806	12,802	(1,924)	10,878
Research and development (5)	43,431	(9,043)	34,388	40,316	(8,411)	31,905
In-process research and development impairment charges (3)	710	(710)	—	—	—	—
Intellectual property legal development expenses	1,340	—	1,340	3,550	—	3,550
Acquisition, transaction-related and integration expenses	—	—	—	324	(324)	—
Charges related to legal matters, net (6)	—	—	—	3,050	(3,050)	—
Restructuring and other charges	—	—	—	333	(334)	(1)
Operating income	$99,005	$23,381	$122,386	$26,516	$35,319	$61,835

(1)    Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)    Adjustments for the three months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($1.4 million and $1.1 million), amortization expense ($9.8 million and $10.5 million), site closure expenses ($2.2 million and $2.5 million), inventory related charges ($0.1 million and $4.6 million), asset impairment charges (none and $1.0 million), and other ($0.1 million and $0.8 million). For the three months ended June 30, 2021 and 2020, site closure expenses were primarily associated with the planned closure of our Hauppauge, NY facility. For the three months ended June 30, 2020, asset impairment charges were associated with the write-off of equipment.

(3)    Adjustments for the three months ended June 30, 2021 and 2020 were associated with intangible asset impairments.

(4)    Adjustments for the three months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.4 million, and $0.3 million), site closure costs ($(0.5) million and $1.3 million), and other ($0.1 million and $0.3 million).

(5)    Adjustments for the three months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($1.0 million and $0.8 million), research and development milestones ($7.8 million and $6.8 million), and other ($0.2 million and $0.8 million).
(6)    Adjustments for the three months ended June 30, 2020 were associated with a commercial legal claim.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Six Months Ended June 30, 2021			Six Months Ended June 30, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$672,945	$—	$672,945	$659,145	$—	$659,145
Cost of goods sold (2)	389,452	(25,656)	363,796	437,774	(35,175)	402,599
Cost of goods sold impairment charges (3)	—	—	—	2,215	(2,215)	—
Gross profit	283,493	25,656	309,149	219,156	37,390	256,546
Gross margin %	42.1%		45.9%	33.2%		38.9%

Selling, general and administrative (4)	30,559	(815)	29,744	29,425	(2,566)	26,859
Research and development (5)	79,548	(13,493)	66,055	69,350	(8,813)	60,537
In-process research and development impairment charges (3)	710	(710)	—	960	(960)	—
Intellectual property legal development expenses	4,922	—	4,922	4,815	—	4,815
Acquisition, transaction-related and integration expenses	—	—	—	324	(324)	—
Charges related to legal matters, net (6)	—	—	—	5,550	(5,550)	—
Restructuring and other charges	80	(80)	—	379	(379)	—
Operating income	$167,674	$40,754	$208,428	$108,353	$55,982	$164,335

(1)    Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)    Adjustments for the six months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($2.0 million and $2.1 million), amortization expense ($17.8 million and $21.2 million), site closure expenses ($4.7 million and $5.5 million), inventory related charges ($0.2 million and $4.6 million), asset impairment charges ($0.4 million and $1.0 million), and other ($0.6 million and $0.8 million). For the six months ended June 30, 2021 and 2020, site closure expenses were primarily associated with the planned closure of our Hauppauge, NY facility. For the six months ended June 30, 2021 and 2020, asset impairment charges were associated with equipment.

(3)    Adjustments for the six months ended June 30, 2021 and 2020 were associated with intangible asset impairments.

(4)    Adjustments for the six months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.8 million, and $0.7 million), site closure costs (immaterial and $2.9 million), and other (immaterial and $(1.0) million).

(5)    Adjustments for the six months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($1.8 million and $1.1 million), research and development milestones ($11.3 million and $6.8 million), and other ($0.3 million and $0.9 million).
(6)    Adjustments for the six months ended June 30, 2020 were associated with a commercial legal claim.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$88,635	$—	$88,635	$94,256	$—	$94,256
Cost of goods sold (1)	48,683	(27,500)	21,183	50,229	(25,445)	24,784
Gross profit	39,952	27,500	67,452	44,027	25,445	69,472
Gross margin %	45.1%		76.1%	46.7%		73.7%

Selling, general and administrative (2)	20,656	(741)	19,915	16,870	(521)	16,349
Research and development (2)	9,433	(289)	9,144	5,256	(181)	5,075
Intellectual property legal development expenses	25	—	25	—	—	—
Acquisition, transaction-related and integration expenses	16	(16)	—	82	(82)	—
Charges related to legal matters, net	—	—	—	(1,750)	—	(1,750)
Operating income	$9,822	$28,546	$38,368	$23,569	$26,229	$49,798

(1)    Adjustments for the three months ended June 30, 2021 and 2020 were comprised of amortization expense.

(2)    Adjustments for the three months ended June 30, 2021 and 2020 were primarily comprised of stock-based compensation expense.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Six Months Ended June 30, 2021			Six Months Ended June 30, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$184,566	$—	$184,566	$182,233	$—	$182,233
Cost of goods sold (1)	96,881	(54,993)	41,888	98,047	(50,891)	47,156
Gross profit	87,685	54,993	142,678	84,186	50,891	135,077
Gross margin %	47.5%		77.3%	46.2%		74.1%

Selling, general and administrative (2)	40,537	(1,332)	39,205	37,812	(2,374)	35,438
Research and development (3)	21,498	(7,907)	13,591	12,601	(2,322)	10,279
Intellectual property legal development expenses	25	—	25	5	—	5
Acquisition, transaction-related and integration expenses	16	(16)	—	82	(82)	—
Charges related to legal matters, net	—	—	—	250	—	250
Operating income	$25,609	$64,248	$89,857	$33,436	$55,669	$89,105

(1)    Adjustments for the six months ended June 30, 2021 and 2020 were comprised of amortization expense.

(2)    Adjustments for the six months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($1.3 million and $1 million) and other (none and $1.4 million).

(3)    Adjustments for the six months ended June 30, 2021 and 2020, respectively, were comprised of stock-based compensation expense ($0.5 million and $0.3 million) and research and development milestones ($7.4 million and $2 million).

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended June 30, 2021			Three Months Ended June 30, 2020
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$86,003	$—	$86,003	$63,847	$—	$63,847
Cost of goods sold	69,740	—	69,740	50,528	—	50,528
Gross profit	16,263	—	16,263	13,319	—	13,319
Gross margin %	18.9%		18.9%	20.9%		20.9%

Selling, general and administrative (2)	13,599	(6,183)	7,416	15,647	(8,010)	7,637
Acquisition, transaction-related and integration expenses (3)	491	(491)	—	—	—	—
Operating income (loss)	$2,173	$6,674	$8,847	$(2,328)	$8,010	$5,682

(1)    Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)    Adjustments for the three months ended June 30, 2021 and 2020 were comprised of amortization expense.

(3)    Adjustments for the three months ended June 30, 2021 were comprised of finance integration expense.

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Six Months Ended June 30, 2021			Six Months Ended June 30, 2020 (2)
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$170,669	$—	$170,669	$121,817	$—	$121,817
Cost of goods sold	137,787	—	137,787	97,423	—	97,423
Gross profit	32,882	—	32,882	24,394	—	24,394
Gross margin %	19.3%		19.3%	20.0%		20.0%

Selling, general and administrative (3)	27,303	(12,367)	14,936	26,435	(14,490)	11,945
Acquisition, transaction-related and integration expenses (4)	1,422	(1,422)	—	—	—	—
Operating income (loss)	$4,157	$13,789	$17,946	$(2,041)	$14,490	$12,449

(1)    Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)    Our AvKARE segment includes the results of operations of AvKARE from January 31, 2020, the date of the acquisition, to June 30, 2020.

(3)    Adjustments for the six months ended June 30, 2021 and 2020 were comprised of amortization expense.

(4)    Adjustments for the six months ended June 30, 2021 were comprised of finance integration expense.